Exhibit 99.1

Contact:

Peter Kuipers	Omnicell, Inc.
Chief Financial Officer	590 East Middlefield Road
800-850-6664, ext. 6180	Mountain View, CA 94043
Peter.kuipers@omnicell.com

Omnicell Achieves Record Revenue in the Second Quarter 2016

Record GAAP revenue of $172.9 million representing 53% year over year growth
Record Non-GAAP revenue of $175.6 million representing 56% year over year growth
Integration of Aesynt progressing as planned and well received by our customers

MOUNTAIN VIEW, Calif. -- July 28, 2016 -- Omnicell, Inc. (NASDAQ: OMCL), a leading provider of medication and supply management solutions to healthcare systems, today announced results for its second quarter ended June 30, 2016.

GAAP results: Revenue for the second quarter of 2016 was $172.9 million, up $1.9 million, or 1.1% from the first quarter of 2016, and up $60.1 million or 53.3% from the second quarter of 2015. Revenue for the six months ended June 30, 2016 was $343.9 million, up $114.9 million or 50.2% from the six months ended June 30, 2015.
Second quarter 2016 net loss as reported in accordance with U.S. generally accepted accounting principles (GAAP) was $(1.2) million, or $(0.03) per diluted share. This compares to GAAP net loss of $(0.4) million, or $(0.01) per diluted share, for the first quarter of 2016, and GAAP net income of $8.8 million, or $0.24 per diluted share, for the second quarter of 2015.
GAAP net loss for the six months ended June 30, 2016 was $(1.5) million, or $(0.04) per diluted share. GAAP net income for the six months ended June 30, 2015 was $15.1 million, or $0.41 per diluted share, which included a $3.4 million gain on business combination of an equity investment.
Non-GAAP results: Non-GAAP revenue for the second quarter of 2016 was $175.6 million, up $1.9 million, or 1.1% from the first quarter of 2016, and up $62.8 million or 55.7% from the second quarter of 2015.

Non-GAAP net income for the second quarter of 2016 was $13.9 million, or $0.38 per diluted share, excluding $5.5 million of stock-based compensation expense, $5.6 million, net of tax effect of $3.5 million, of intangible assets amortization expense, $1.7 million, net of tax effect of $1.0 million, of acquisition related expenses for the Aesynt acquisition, and $0.6 million, net of tax effect of $0.3 million, of inventory fair value adjustments. Non-GAAP net income includes the effect of a deferred revenue fair value adjustment of $1.7 million, net of tax effect of $1.0 million. This compares to non-GAAP net income for the first quarter 2016 of $12.9 million, or $0.35 per diluted share, excluding $3.9 million of stock-based compensation expense, $5.7 million, net of tax effect of $3.5 million, of intangible assets amortization expense, $1.4 million, net of tax effect of $0.9 million, of acquisition related expenses for the Aesynt acquisition, and $0.6 million, net of tax effect of $0.3 million, of inventory fair value adjustments. Non-GAAP net income for the first quarter of 2016 also includes the effect of a deferred revenue fair value adjustment of $1.7 million, net of tax effect of $1.0 million. Non-GAAP net income for the second quarter of 2015 was $10.3 million, or $0.28 per diluted share, which excluded $3.6 million of stock-based compensation expense and $1.3 million, net of tax effect of $0.5 million, of amortization expense for all intangible assets associated with past acquisitions. Non-GAAP net income for the second quarter also excludes a $3.4 million gain on an equity investment in Avantec Healthcare Ltd.

Non-GAAP net income for the six months ended June 30, 2016 was $26.7 million, or $0.73 per diluted share, excluding $9.4 million of stock-based compensation expense, $11.3 million, net of tax effect of $6.9 million, of intangible assets amortization expense, $3.2 million, net of tax effect of $1.9 million, of acquisition related expenses for the Aesynt acquisition, and $1.1 million, net of tax effect of 0.7 million, of inventory fair value adjustments. Non-GAAP net income includes the effect of a deferred revenue fair value adjustment of $3.3 million, net of tax effect of $2.0 million. This compares to non-GAAP net income of $21.0 million, or $0.57 per diluted share for the six months ended June 30, 2015, which excludes $7.3 million of stock-based compensation expense and $2.1 million, net of tax effect of $0.9 million of amortization expense for intangible assets associated with past acquisitions. Non-GAAP net income for the six months ended June 30, 2015 also excludes a $3.4 million gain on an equity investment in Avantec Healthcare Ltd.

“Once again, Omnicell’s second quarter was marked by record revenues bolstered by the strength of our expanded portfolio that delivers our customers unmatched innovation and flexibility,” said Randall Lipps, President, CEO and Chairman. “I am pleased that we have completed the first phase of the Aesynt integration and are seeing health systems, both existing and new customers, assessing their needs for improved efficiency and safety, evaluating our breath of solutions, and choosing Omnicell.”

Third Quarter 2016 Guidance

For the third quarter of 2016, the company expects Non-GAAP revenue to be between $176 million and $183 million and Non-GAAP EPS to be between $0.38 and $0.42 per share.

For full year 2016, the Company is re-confirming its 2016 total year guidance which remains unchanged. The Company expects Product bookings to be between $540 million and $560 million. The Company now expects 2016 Non-GAAP revenue to be at the higher end of the range of $695 million to $715 million. The Company expects 2016 Non-GAAP EPS to be between $1.50 and $1.60 per share.

Omnicell Conference Call Information

Omnicell will hold a conference call today, Thursday, July 28, 2016 at 1:30 p.m. PT to discuss second quarter financial results. The conference call can be monitored by dialing 1-800-696-5518 within the U.S. or 1-706-758-4883 for all other locations. The Conference ID # is 49810388. Internet users can access the conference call at http://ir.omnicell.com/events.cfm. A replay of the call will be available today at approximately 4:30 p.m. PT and will be available until 11:59 p.m. PT on August 26, 2016. The replay access numbers are 1-855-859-2056 within the U.S. and 1-404-537-3406 for all other locations, Conference ID # is 49810388.

About Omnicell

Since 1992, Omnicell (OMCL) has been creating innovative solutions to improve patient care, anywhere it is delivered. Omnicell is a leading supplier of comprehensive automation and business analytics software for medication and supply management across the entire health care continuum—from the acute care hospital setting, to post-acute skilled nursing and long-term care facilities, to the patient's home.

Over 4,000 customers worldwide use Omnicell automation and analytics solutions to increase operational efficiency, reduce medication errors, deliver actionable intelligence and improve patient safety. The recent acquisition of Aesynt adds distinct capabilities, particularly in central pharmacy and IV robotics, creating the broadest medication management product portfolio in the industry.

The Omnicell SureMed solution provides innovative medication adherence packaging to help reduce costly hospital readmissions. In addition, these solutions help enable approximately 7,000 institutional and retail pharmacies worldwide to maintain high accuracy and quality standards in medication dispensing and administration while optimizing productivity and controlling costs.

For more information about Omnicell, please visit www.omnicell.com.

Forward-Looking Statements

To the extent any statements contained in this release deal with information that is not historical, these statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. As such, they are subject to the occurrence of many events outside Omnicell’s control and are subject to various risk factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statement. Such statements include, but are not limited to Omnicell’s momentum, pipeline and new sales opportunities, profit and revenue growth, and the success of Omnicell’s strategy for growth, including differentiated products, expansion into new markets and targeted acquisitions. Risks that contribute to the uncertain nature of the forward-looking statements include our ability to take advantage of the growth opportunities in medication management across the spectrum of healthcare settings from long term care to home care, unfavorable general economic and market conditions, risks to growth and acceptance of our products and services, including competitive conversions, and to growth of the clinical automation and workflow automation market generally, the potential of increasing competition, potential regulatory changes, the ability of the company to improve sales productivity to grow product bookings, to develop new products and to acquire and successfully integrate companies, such as Aesynt. These and other risks and uncertainties are described more fully in Omnicell’s most recent filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Omnicell undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Use of Non-GAAP Financial Information

This press release contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). Our management evaluates and makes operating decisions using various performance measures. In addition to Omnicell’s GAAP results, we also consider non-GAAP revenue, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income, and non-GAAP net income per diluted share. Additionally, we calculate Adjusted EBITDA (another non-GAAP measure) by means of adjustments to GAAP Net Income. These non-GAAP results should not be considered as an alternative to gross profit, operating expenses, net income, net income per diluted share, or any other performance measure derived in accordance with GAAP. We present these non-GAAP results because we consider them to be important supplemental measures of Omnicell’s performance.

Our non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income and non-GAAP net income per diluted share are exclusive of certain items to facilitate management’s review of the comparability of Omnicell’s core operating results on a period to period basis because such items are not related to Omnicell’s ongoing core operating results as viewed by management. We define our “core operating results” as those revenues recorded in a particular period and the expenses incurred within that period that directly drive operating income in that period. Management uses these non-GAAP financial measures in making operating decisions because, in addition to meaningful supplemental information regarding operating performance, the measures give us a better understanding of how we should invest in research and development, fund infrastructure growth and evaluate the effectiveness of marketing strategies. In calculating the above non-GAAP results, management specifically adjusted for the following excluded items:

a)  Stock-based compensation expense impact of Accounting Standards Codification (ASC) 718. We excluded from our non-GAAP results the expense related to equity-based compensation plans as they represent expenses that do not require cash settlement from Omnicell.

b) Intangible assets amortization from business acquisitions. We excluded from our non-GAAP results the intangible assets amortization expense resulting from our past acquisitions. These non-cash charges are not considered by management to reflect the core cash-generating performance of the business and therefore are excluded from our non-GAAP results.

c) Amortization of debt issuance cost. Debt issuance cost represents costs associated with the issuance of Term Loan and Revolving Line of Credit facilities. The cost includes underwriting fees, original issue discount, ticking fee, and legal fees. This non-cash expense is not considered by management to reflect the core cash-generating performance of the business and therefore is excluded from our non-GAAP results.

d) Acquisition accounting impact related to deferred revenue. In connection with our acquisition of Aesynt, business combination rules require us to account for the fair values of arrangements for which acceptance has not been obtained, and post installation support has not been provided in our purchase accounting. The non-GAAP adjustment to our revenues is intended to include the full amounts of such revenues. We believe the adjustment to these revenues is useful as a measure of the ongoing performance of our business.

e) Inventory fair value adjustments. In connection with our acquisition of Aesynt, business combination rules require us to account for the fair values of inventory acquired in our purchase accounting. The non-GAAP adjustment to our Cost of Revenues is intended to include the impact of such adjustment. We believe the adjustment is useful as a measure of the ongoing performance of our business.

f) Acquisitions related expenses. We excluded from our non-GAAP results the expenses which are related to the recent acquisitions. These expenses are unrelated to our ongoing operations and we do not expect them to occur in the ordinary course of business. We believe that excluding these acquisition related expenses provides more meaningful comparisons of the financial results to our historical operations and forward looking guidance and the financial results of less acquisitive peer companies. Further, these expenses are not considered by management to reflect the core performance of the business and therefore are excluded from our non-GAAP results.

Management adjusts for the above items because management believes that, in general, these items possess one or more of the following characteristics: their magnitude and timing is largely outside of Omnicell’s control; they are unrelated to the ongoing operation of the business in the ordinary course; they are unusual and we do not expect them to occur in the ordinary course of business; or they are non-operational, or non-cash expenses involving stock compensation plans.

We believe that the presentation of these non-GAAP financial measures is warranted for several reasons:

1) Such non-GAAP financial measures provide an additional analytical tool for understanding Omnicell’s financial performance by excluding the impact of items which may obscure trends in the core operating results of the business;

2) Since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency and enhances investors’ ability to compare our performance across financial reporting periods;

3) These non-GAAP financial measures are employed by Omnicell’s management in its own evaluation of performance and are utilized in financial and operational decision making processes, such as budget planning and forecasting; and

4) These non-GAAP financial measures facilitate comparisons to the operating results of other companies in our industry, which use similar financial measures to supplement their GAAP results, thus enhancing the perspective of investors who wish to utilize such comparisons in their analysis of our performance.

Set forth below are additional reasons why share-based compensation expense related to ASC 718 is excluded from our non-GAAP financial measures:

i)  While share-based compensation calculated in accordance with ASC 718 constitutes an ongoing and recurring expense of Omnicell, it is not an expense that requires cash settlement by Omnicell. We therefore exclude these charges for purposes of evaluating core operating results. Thus, our non-GAAP measurements are presented exclusive of stock-based compensation expense to assist management and investors in evaluating our core operating results.

ii) We present ASC 718 share-based payment compensation expense in our reconciliation of non-GAAP financial measures on a pre-tax basis because the exact tax differences related to the timing and deductibility of share-based compensation, under ASC 718 are dependent upon the trading price of Omnicell’s common stock and the timing and exercise by employees of their stock options. As a result of these timing and market uncertainties the tax effect related to share-based compensation expense would be inconsistent in amount and frequency and is therefore excluded from our non-GAAP results.

Our Adjusted EBITDA calculation is defined as earnings before interest income and expense, taxes, depreciation and amortization, and non-cash expenses, including ASC 718 stock compensation expense, as well as excluding certain non-GAAP adjustments.

As stated above, we present non-GAAP financial measures because we consider them to be important supplemental measures of performance. However, non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for Omnicell’s GAAP results. In the future, we expect to incur expenses similar to certain of the non-GAAP adjustments described above and expect to continue reporting non-GAAP financial measures excluding such items. Some of the limitations in relying on non-GAAP financial measures are:

· Omnicell’s stock option and stock purchase plans are important components of incentive compensation arrangements and will be reflected as expenses in Omnicell’s GAAP results for the foreseeable future under ASC 718.

· Other companies, including companies in Omnicell’s industry, may calculate non-GAAP financial measures differently than Omnicell, limiting their usefulness as a comparative measure.

Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between Omnicell’s non-GAAP and GAAP financial results is set forth in the financial tables at the end of this press release. Investors are advised to carefully review and consider this information strictly as a supplement to the GAAP results that are contained in this press release and in Omnicell’s SEC filings.

Omnicell, Inc.
Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Revenues:
Product	$130,674	$127,895	$89,154	$258,569	$183,263
Services and other revenues	42,233	43,109	23,634	85,342	45,746
Total revenues	172,907	171,004	112,788	343,911	229,009
Cost of revenues:
Cost of product revenues	76,306	71,918	46,203	148,224	91,619
Cost of services and other revenues	18,584	19,141	9,123	37,725	18,243
Total cost of revenues	94,890	91,059	55,326	185,949	109,862
Gross profit	78,017	79,945	57,462	157,962	119,147
Operating expenses:
Research and development	13,794	13,838	8,746	27,632	16,765
Selling, general and administrative	64,341	64,255	39,735	128,596	83,022
Gain on business combination	—	—	(3,443)		(3,443)
Total operating expenses	78,135	78,093	45,038	156,228	96,344
(Loss) income from operations	(118)	1,852	12,424	1,734	22,803
Interest and other income (expense), net	(1,881)	(2,171)	(472)	(4,052)	(989)
(Loss) income before provision for income taxes	(1,999)	(319)	11,952	(2,318)	21,814
(Benefit) provision for income taxes	(840)	59	3,201	(781)	6,745
Net (loss) income	$(1,159)	$(378)	$8,751	$(1,537)	$15,069
Net (loss) income per share:
Basic	$(0.03)	$(0.01)	$0.24	$(0.04)	$0.42
Diluted	$(0.03)	$(0.01)	$0.24	$(0.04)	$0.41
Weighted average shares outstanding:
Basic	35,987	35,740	36,120	35,864	36,072
Diluted	35,987	35,740	37,030	35,864	36,987

Omnicell, Inc.
Condensed Consolidated Balance Sheets
(Unaudited, in thousands)

	June 30, 2016	December 31, 2015

ASSETS
Current assets:
Cash and cash equivalents	$41,029	$82,217
Accounts receivable, net	159,453	107,957
Inventories	73,720	46,594
Prepaid expenses	28,690	19,586
Other current assets	9,024	7,774
Total current assets	311,916	264,128
Property and equipment, net	40,503	32,309
Long-term investment in sales-type leases, net	19,711	14,484
Goodwill	311,170	147,906
Intangible assets, net	196,475	89,665
Long-term deferred tax assets	2,920	2,361
Other long-term assets	30,733	27,894
Total assets	$913,428	$578,747

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$37,365	$22,646
Accrued compensation	28,014	18,195
Accrued liabilities	32,674	30,133
Long-term debt, current portion, net	8,410	—
Deferred revenue, net	84,852	53,656
Total current liabilities	191,315	124,630
Long-term, deferred revenue	17,473	17,975
Long-term deferred tax liabilities	62,431	21,822
Other long-term liabilities	12,074	11,932
Long-term debt, net	216,936	—
Total liabilities	500,229	176,359
Total stockholders’ equity	413,199	402,388
Total liabilities and stockholders’ equity	$913,428	$578,747

Omnicell, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Six months ended June 30,
	2016	2015
Operating Activities
Net (loss) income	$(1,537)	$15,069
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	29,197	11,977
Loss (gain) on disposal of fixed assets	1	(5)
Gain on business combination	—	(3,443)
Provision for receivable allowance	364	480
Share-based compensation expense	9,386	7,301
Income tax benefits from employee stock plans	681	3,087
Excess tax benefits from employee stock plans	(934)	(3,159)
Provision for excess and obsolete inventories	850	168
Deferred income taxes	(3,877)	(1,717)
Amortization of debt financing fees	795	—
Changes in operating assets and liabilities:
Accounts receivable	(8,139)	(27,676)
Inventories	(7,769)	(9,633)
Prepaid expenses	(4,852)	8,234
Other current assets	78	1,507
Investment in sales-type leases	(6,558)	353
Other long-term assets	1,019	64
Accounts payable	6,736	1,364
Accrued compensation	210	(1,654)
Accrued liabilities	(2,195)	5,752
Deferred revenue	4,895	3,116
Other long-term liabilities	(2,398)	(995)
Net cash provided by operating activities	15,953	10,190
Investing Activities
Purchases of intangible assets, intellectual property and patents	(1,185)	(225)
Software development for external use	(6,681)	(6,127)
Purchases of property and equipment	(5,938)	(3,764)
Business acquisition, net of cash acquired	(271,458)	(23,625)
Net cash used in investing activities	(285,262)	(33,741)
Financing Activities
Proceeds from debt, net	247,051	—
Repayment of debt and revolving credit facility	(22,500)	—
Payment for contingent consideration	(3,000)	—
Proceeds from issuances under stock-based compensation plans	8,639	9,432
Employees' taxes paid related to restricted stock units	(1,563)	(2,046)
Excess tax benefits from employee stock plans	934	3,159
Common stock repurchases	—	(25,021)
Net cash provided by (used in) financing activities	229,561	(14,476)
Effect of exchange rate changes on cash and cash equivalents	(1,440)	167
Net decrease in cash and cash equivalents	(41,188)	(37,860)
Cash and cash equivalents at beginning of period	82,217	125,888
Cash and cash equivalents at end of period	$41,029	$88,028

Omnicell, Inc.
Reconciliation of GAAP to Non-GAAP
(Unaudited, in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015

Reconciliation of GAAP net (loss) income to non-GAAP net income:
GAAP net (loss) income	$(1,159)	$(378)	$8,751	$(1,537)	$15,069
Adjustments:
Share-based compensation expense	5,495	3,891	3,636	9,386	7,301
Amortization of acquired intangibles	9,052	9,159	1,810	18,211	3,041
Acquisition accounting impact related to deferred revenue	2,663	2,663	—	5,326	—
Inventory fair value adjustments	920	921	—	1,841	—
Acquisitions related expenses*	2,749	2,349	—	5,098	—
Gain on business combination	—	—	(3,443)	—	(3,443)
Tax effect of the adjustments above(a)	(5,846)	(5,735)	(485)	(11,581)	(928)
Non-GAAP net income	$13,874	$12,870	$10,269	$26,744	$21,040

Reconciliation of GAAP revenue to non-GAAP revenue:
Revenues	$172,907	$171,004	$112,788	$343,911	$229,009
Acquisition accounting impact related to deferred revenue	2,663	2,663	—	5,326	—
Non-GAAP revenue	$175,570	$173,667	$112,788	$349,237	$229,009

Reconciliation of GAAP gross profit to non-GAAP gross profit:
GAAP gross profit	$78,017	$79,945	$57,462	$157,962	$119,147
GAAP gross margin	45.1%	46.8%	50.9%	45.9%	52.0%
Share-based compensation expense	644	549	532	1,193	1,049
Amortization of acquired intangibles	5,214	5,211	531	10,425	899
Acquisition accounting impact related to deferred revenue	2,663	2,663	—	5,326	—
Inventory fair value adjustments	920	921	—	1,841	—
Acquisitions related expenses	227	—	—	227	—
Non-GAAP gross profit	$87,685	$89,289	$58,525	$176,974	$121,095
Non-GAAP gross margin	49.9%	51.4%	51.9%	50.7%	52.9%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
GAAP operating expenses	$78,135	$78,093	$45,038	$156,228	$96,344
GAAP operating expenses % to total revenue	45.2%	45.7%	39.9%	45.4%	42.1%
Share-based compensation expense	(4,851)	(3,342)	(3,104)	(8,193)	(6,252)
Amortization of acquired intangibles	(3,838)	(3,948)	(1,279)	(7,786)	(2,142)
Acquisitions related expenses	(1,727)	(2,349)	—	(4,076)	—
Gain on business combination	—	—	3,443	—	3,443
Non-GAAP operating expenses	$67,719	$68,454	$44,098	$136,173	$91,393
Non-GAAP operating expenses % to total revenue	38.6%	40.0%	39.1%	39.0%	39.9%

	Three Months Ended			Six Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Reconciliation of GAAP (loss) income from operations to non-GAAP income from operations:
GAAP (loss) income from operations	$(118)	$1,852	$12,424	$1,734	$22,803
GAAP operating income % to total revenue	(0.1)%	1.1%	11.0%	0.5%	10.0%
Share-based compensation expense	5,495	3,891	3,636	9,386	7,301
Amortization of acquired intangibles	9,052	9,159	1,810	18,211	3,041
Acquisition accounting impact related to deferred revenue	2,663	2,663	—	5,326	—
Inventory fair value adjustments	920	921	—	1,841	—
Acquisitions related expenses	1,954	2,349	—	4,303	—
Gain on business combination	—	—	(3,443)	—	(3,443)
Non-GAAP income from operations	$19,966	$20,835	$14,427	$40,801	$29,702
Non-GAAP operating income % to total Non-GAAP revenue	11.4%	12.0%	12.8%	11.7%	13.0%

Reconciliation of GAAP net (loss) income per share - diluted to non-GAAP net income per share - diluted:
Shares - diluted GAAP	35,987	35,740	37,030	35,864	36,987

Shares - diluted Non-GAAP	36,649	36,307	37,030	36,488	36,987

GAAP net (loss) income per share - diluted	$(0.03)	$(0.01)	$0.24	$(0.04)	$0.41
Adjustments:
Share-based compensation expense	0.15	0.11	0.10	0.26	0.20
Amortization of acquired intangibles	0.25	0.25	0.05	0.50	0.08
Acquisition accounting impact related to deferred revenue	0.07	0.07	—	0.15	—
Inventory fair value adjustments	0.03	0.03	—	0.05	—
Acquisitions related expenses	0.08	0.06	—	0.14	—
Gain on business combination	—	—	(0.10)	—	(0.10)
Tax effect of the adjustments above(a)	(0.17)	(0.16)	(0.01)	(0.33)	(0.02)
Non-GAAP net income per share - diluted	$0.38	$0.35	$0.28	$0.73	$0.57

Reconciliation of GAAP net (loss) income to non-GAAP Adjusted EBITDA:
GAAP net (loss) income	$(1,159)	$(378)	$8,751	$(1,537)	$15,069
Add back:
Share-based compensation expense	5,495	3,891	3,636	9,386	7,301
Interest (income) and expense, net	1,348	1,747	84	3,095	183
Depreciation and amortization expense	14,724	14,473	6,264	29,197	11,975
Acquisition accounting impact related to deferred revenue	2,663	2,663	—	5,326	—
Inventory fair value adjustments	920	921	—	1,841	—
Acquisitions related expenses*	2,749	2,349	—	5,098	—
Gain on business combination	—	—	(3,443)	—	(3,443)
Income tax expense	(840)	59	3,201	(781)	6,745
Non-GAAP Adjusted EBITDA (b)	$25,900	$25,725	$18,493	$51,625	$37,830
___________________________________________
* Included in the Acquisitions related expenses are severance expenses related to the restructuring of $1.7 million for three and six months ended June 30, 2016.

(a)	Tax effects calculated for all adjustments except share based compensation expense, using the estimated annual effective tax rate of 38% for fiscal year 2016.

(b)	Defined as earnings before interest income and expense, taxes, depreciation and amortization, share-based compensation expense, as well as excluding certain non-GAAP adjustments.

Omnicell, Inc.
Segmented Information
(Unaudited, in thousands, except for percentages)

	Three months ended June 30, 2016			Three Months Ended June 30, 2015
	Automation and Analytics	Medication Adherence	Total	Automation and Analytics	Medication Adherence	Total

Revenues	$148,660	$24,247	$172,907	$88,701	$24,087	$112,788
Cost of revenues	78,366	16,524	94,890	39,403	15,923	55,326
Gross profit	70,294	7,723	78,017	49,298	8,164	57,462
Gross margin %	47.3%	31.9%	45.1%	55.6%	33.9%	50.9%

Operating expenses	49,780	5,771	55,551	25,978	5,910	31,888
Income from segment operations	$20,514	$1,952	22,466	$23,320	$2,254	25,574
Operating margin %	13.8%	8.1%	13.0%	26.3%	9.4%	22.7%

Corporate costs			22,584			13,150
Loss (income) from operations			$(118)			$12,424

Omnicell, Inc.
Segmented Information
(Unaudited, in thousands, except for percentages)

	Six months ended June 30, 2016			Six months ended June 30, 2015
	Automation and Analytics	Medication Adherence	Total	Automation and Analytics	Medication Adherence	Total

Revenues	$297,605	$46,306	$343,911	$181,480	$47,529	$229,009
Cost of revenues	155,573	30,376	185,949	78,255	31,607	109,862
Gross profit	142,032	15,930	157,962	103,225	15,922	119,147
Gross margin %	47.7%	34.4%	45.9%	56.9%	33.5%	52.0%

Operating expenses	101,985	11,382	113,367	54,567	12,251	66,818
Income from segment operations	$40,047	$4,548	$44,595	$48,658	$3,671	52,329
Operating margin %	13.5%	9.8%	13.0%	26.8%	7.7%	22.9%

Corporate costs			42,861			29,526
Income from operations			$1,734			$22,803

Omnicell, Inc.
Segment Information - Non-GAAP Gross Margin and Non-GAAP Operating Margin
(Unaudited, in thousands, except for percentages)

	Three months ended June 30, 2016
	Automation and Analytics		Medication Adherence		Total

Revenues	$148,660		$24,247		$172,907
Acquisition accounting impact related to deferred revenue	2,663	1.8%	—	—%	2,663	1.5%
Non-GAAP Revenues	$151,323		24,247		$175,570

GAAP Gross profit	$70,294	47.3%	$7,723	31.9%	$78,017	45.1%
Stock-based compensation expense	561	0.4%	83	0.3%	644	0.4%
Amortization expense of acquired intangible assets	4,882	3.3%	332	1.4%	5,214	3.0%
Acquisition accounting impact related to deferred revenue	2,663	1.8%	—	—%	2,663	1.5%
Inventory fair value adjustments	920	0.6%	—	—%	920	0.5%
Acquisitions related expenses	227	0.2%	—	—%	227	0.1%
Non-GAAP Gross profit	$79,547	53.5%	$8,138	33.6%	$87,685	50.7%

GAAP Operating income	$20,514	13.8%	$1,952	8.1%	$22,466	13.0%
Stock-based compensation expense	2,042	1.4%	240	1.0%	2,282	1.3%
Amortization expense of acquired intangible assets	7,739	5.2%	1,313	5.4%	9,052	5.2%
Acquisition accounting impact related to deferred revenue	2,663	1.8%	—	—%	2,663	1.5%
Inventory fair value adjustments	920	0.6%	—	—%	920	0.5%
Acquisitions related expenses	1,849	1.2%	56	0.2%	1,905	1.1%
Non-GAAP Operating income	$35,727	24.0%	$3,561	14.7%	$39,288	22.7%

GAAP Corporate costs					$22,584	13.1%
Stock-based compensation expense					3,213	1.9%
Acquisition-related expenses					49	—%
Non-GAAP Corporate costs					$19,322	11.2%

Non-GAAP Income from operations					$19,966	11.4%

Omnicell, Inc.
Segment Information - Non-GAAP Gross Margin and Non-GAAP Operating Margin
(Unaudited, in thousands, except for percentages)

	Three Months Ended June 30, 2015
	Automation and Analytics		Medication Adherence		Total

Revenues	$88,701		$24,087		$112,788

GAAP Gross profit	$49,298	55.6%	$8,164	33.9%	$57,462	50.9%
Stock-based compensation expense	370	0.4%	162	0.7%	532	0.5%
Amortization expense of acquired intangible assets	199	0.2%	332	1.4%	531	0.5%
Non-GAAP Gross profit	$49,867	56.2%	$8,658	35.9%	$58,525	51.9%

GAAP Operating income	$23,320	26.3%	$2,254	9.4%	$25,574	22.7%
Stock-based compensation expense	1,207	1.4%	377	1.6%	1,584	1.4%
Amortization expense of acquired intangible assets	724	0.8%	1,086	4.5%	1,810	1.6%
Gain on business combination	(3,443)	(3.9)%	$0	—%	(3,443)	(3.1)%
Non-GAAP Operating income	$21,808	24.6%	$3,717	15.4%	$25,525	22.6%

GAAP Corporate costs					$13,150	11.7%
Stock-based compensation expense					2,052	1.8%
Non-GAAP Corporate costs					$11,098	9.8%

Non-GAAP Income from operations					$14,427	12.8%